UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04892

Templeton Growth Fund, Inc.

(Exact name of registrant as specified in charter)

300 S.E. 2nd Street, Fort Lauderdale, FL 33301-1923
(Address of principal executive offices)   (Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA  94403-1906

(Name and address of agent for service)

Registrant's telephone number, including area code: (954) 527-7500

Date of fiscal year end: _8/31__

Date of reporting period:  2/28/17

Item 1. Reports to Stockholders.

Semiannual Report
and Shareholder Letter

February 28, 2017

Templeton Growth Fund, Inc.

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We are pleased to bring you Templeton Growth Fund, Inc.’s semiannual report for the period ended February 28, 2017.

Your Fund’s Goal and Main Investments

The Fund seeks long-term capital growth. Under normal market conditions, the Fund invests predominantly in equity securities of companies located anywhere in the world, including developing markets.

Performance Overview

The Fund’s Class A shares delivered a +9.61% cumulative total return for the six months under review. In comparison, the Fund’s new benchmark, the MSCI All Country World Index (ACWI), which measures stock performance in global developed and emerging markets, generated a +7.76% total return, while the Fund’s prior benchmark, the MSCI World Index, which measures stock performance in global developed markets, posted a total return of +8.03%.1 We believe the new benchmark’s composition more accurately reflects the Fund’s holdings. For the 10-year period ended February 28, 2017, the Fund’s Class A shares generated a +25.95% cumulative total return, compared with the MSCI ACWI’s +57.43% cumulative total return for the same period.1 Please note index performance information is provided for reference and we do not attempt to track the index but rather undertake investments on the basis of fundamental research. You can find more performance data in the Performance Summary beginning on page 10.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Economic and Market Overview

The global economy in general expanded during the six months under review, aided by accommodative monetary policies of various central banks. In this environment, global developed and emerging market stocks rose, as measured by the MSCI ACWI. Further supporting global markets were an improvement in industrial commodity prices, upbeat economic data across regions, encouraging corporate earnings reports and investor optimism about U.S. President Donald Trump’s pro-growth policies and his executive order to scale back regulations on the financial industry. In addition, hopes of tax reforms under the Trump administration and his business-friendly policy shifts, an upbeat assessment of the U.S. economy by U.S. Federal Reserve (Fed) Chair Janet Yellen, and a deal by major oil producing countries to curb oil production supported global equity markets. However, investors expressed concerns about the terms of the U.K.’s exit from the European Union and President Trump’s protectionist policies and his executive order banning entry from several Muslim-majority countries. Other headwinds included uncertainty about the Fed’s timing for raising interest rates, the health of European banks, concern surrounding elections in Europe, particularly in France, and investor caution ahead of Donald Trump’s congressional address.

The U.S. economy continued to grow in 2016’s fourth quarter, though at a slower pace compared to the third quarter. Strength in consumer spending, private inventory investment, residential and non-residential fixed investment, and state and local

1. Source: Morningstar. As of 2/28/17, the Fund’s Class A 10-year average annual total return not including the maximum sales charge was +2.33%, compared with the MSCI
ACWI’s 10-year average annual total return of +4.64%.
The indexes are unmanaged and include reinvestment of any income or distributions. They do not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).
The SOI begins on page 18.

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government spending was partially offset by declines in net exports and federal government spending. The manufacturing sector generally expanded, and the services sector continued to grow. The unemployment rate decreased slightly from 4.9% in August 2016 to 4.7% at period-end.2 Inflation increased during the period, as measured by the Consumer Price Index. At its December meeting, the Fed raised its target range for the federal funds rate to 0.50%–0.75%, as policymakers cited improved labor market conditions and higher inflation. The minutes of its February meeting indicated that the Fed might find it appropriate to hike interest rates again “fairly soon.”

In Europe, the U.K.’s economy grew at a faster rate in the fourth quarter of 2016 than in the third quarter, supported by growth in services. The eurozone’s economic growth held steady in the fourth quarter from the third quarter, while the region’s annual inflation rate rose to its highest level in four years. At its December meeting, the European Central Bank (ECB) extended the continuation of its monthly asset purchases from March to December 2017, but it planned to scale back the purchase amount beginning in April. In January, the ECB kept its key policy rates unchanged and retained its monthly asset purchases, indicating it could increase the program in size and duration if needed.

In Asia, Japan’s quarterly gross domestic product (GDP) grew more slowly in 2016’s fourth quarter compared with the third quarter, mainly due to declines in public investment. At its September meeting, the Bank of Japan overhauled its monetary stimulus program to adjust Japanese government bond purchases, with the aim of keeping the 10-year rate for such bonds near 0%.

In emerging markets, economic growth generally moderated during the period. Brazil’s economy continued to be in recession, and the country’s central bank cut its benchmark interest rate in October and November 2016 and in January and February 2017 to spur economic growth. The Bank of Russia reduced its key interest rates in September 2016 to try to revive its economy. China’s economy grew at a faster-than-expected rate in 2016’s fourth quarter over 2015’s fourth quarter, driven by consumer spending and a property market supported by robust bank lending. The People’s Bank of China (PBOC) devalued its currency against the U.S. dollar during the period. In February 2017, the PBOC increased its short-term lending rates. In India, economic growth declined from October through December 2016. Overall, emerging market stocks, as measured by the MSCI Emerging Markets Index, rose during the period.

Investment Strategy

Our investment strategy employs a bottom-up, value-oriented, long-term approach. We focus on the market price of a company’s securities relative to our evaluation of the company’s long-term earnings, asset value and cash flow potential. As we look worldwide, we consider specific companies, rather than sectors or countries, while doing in-depth research to construct a bargain list from which we buy. Before we make a purchase, we look at the company’s price/earnings ratio, price/cash flow ratio, profit margins and liquidation value.

Manager’s Discussion

The Fund delivered solid absolute gains and outperformed its benchmark, the MSCI ACWI, during the semiannual review period ended February 28, 2017. Additionally, the Fund outperformed its benchmark on a trailing 12-month period. The Fund’s outperformance during the semiannual review period was broad-based, with all major regional allocations and the majority of sector positions delivering gains in excess of the benchmark. Encouragingly, the Fund benefited primarily from stock selection, as higher interest rates and improving global economic growth prospects led to a more discerning trading environment, aiding bottom-up investors capable of identifying value at the individual security level. After a prolonged period of low growth and low interest rates, financial conditions began to normalize somewhat during the six months under review as improving growth expectations under a new U.S. presidential administration allowed Fed policymakers to continue cautiously raising interest rates.

Within equity markets, cyclical sectors, which tend to perform strongly when economic prospects improve—such as financials, materials and information technology—outperformed those with more defensive characteristics—such as consumer staples, telecommunication services and utilities—which lagged the market rally. At Templeton, we have long been finding the best opportunities among cyclical sectors, where valuations became exceedingly depressed amid market concerns about slow economic growth and rising political uncertainty. Sir John Templeton once described his bargain-hunting approach as “search[ing] for areas that are unpopular,” and indeed the out-of-favor economically cyclical

2. Source: Bureau of Labor Statistics.

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sectors have become a fertile hunting ground for patient value investors in recent years.

We have contended over the last 18 months that the gap in valuations and performance between cyclical value stocks and defensive quality stocks had become significant, creating historically compelling opportunities for disciplined value investors. We were encouraged to see our conviction vindicated as the anticipated value rally materialized over the course of the past year. Value stocks have risen strongly, and while the rally may encounter periodic headwinds and setbacks, value cycles have historically lasted several years on average, keeping us constructive on the long-term prospects for value as an investment style. Critically, we continue to find compelling investment opportunities among businesses with long-term fundamentals that we believe are being undervalued by a short-term-oriented market. This ability to apply our extensive market experience, industry expertise and valuation discipline to find opportunities beyond the investment horizon of most market participants is the foundation of the Fund’s solid long-term track record, which we believe will continue to serve our clients in good stead going forward. It is also a key benefit of active management, and a discipline that is not replicable in passive funds that track an index. Even passive funds that automatically select investments by factor criteria, such as valuation, are unable to replicate this process because the fundamentals used in screening such investments are backward looking. The market already knows last quarter’s earnings and what it is willing to pay for them, and it thinks it has a pretty good idea of next quarter’s earnings also. However, it takes no coherent view of earnings, asset values or cash-flow-generating ability over a five-year or longer horizon. Leo Tolstoy once wrote that “the two most powerful warriors are patience and time.” In a market that has become more efficient in the short term, the virtues of patience and time allow us to arbitrage this “horizon of inefficiency” where we believe the most significant mispricings—and therefore opportunities—exist.

Turning to the Fund’s portfolio, financials was a major contributing sector relative to the benchmark during the six-month review period, benefiting from stock selection and an overweighting.3 The sector accounted for most of the Fund’s top contributors, led by U.S. financial services firms Citigroup and JPMorgan Chase. Big banks in general rallied strongly due to market expectations that rising interest rates would improve net interest margins and that a Republican sweep of the legislature would facilitate deregulation. Stronger capital markets activity and market share gains against European

Top 10 Sectors/Industries
2/28/17
% of Total
Net Assets
Banks	15.9%
Oil, Gas & Consumable Fuels	11.0%
Pharmaceuticals	8.7%
Technology Hardware, Storage & Peripherals	5.6%
Insurance	4.9%
Software	4.3%
Media	4.0%
Biotechnology	4.0%
Automobiles	3.5%
Wireless Telecommunication Services	3.5%

competitors in the investment banking division further supported U.S. big bank stocks, which rallied alongside a global financial sector that had, in our assessment, become oversold. Dutch insurer Aegon also rallied strongly after company management reported a return to profitability, helped by investment gains. Key to our investment thesis is Aegon’s gearing to the interest-rate cycle in the U.S., which seems to us furthest along in the nascent interest-rate normalization process compared with other major developed markets. Given the low expectations long embedded in insurance stocks due to an extended period of low interest rates and excess industry capacity, we believe our holdings in this industry remain below fair value, with the potential for additional upside going forward.

Select European bank holdings further supported performance, with French lenders BNP Paribas and Credit Agricole both delivering solid gains. The European banking sector remains abundantly cheap, in our assessment, trading at a greater than one-standard deviation discount to U.S. peers based on price-to-tangible-book value. Despite little fanfare, economic conditions in Europe are actually improving, with year-on-year GDP growth exceeding that of the U.S. in real terms for the first time since 2009. Private-loan growth has turned positive, the flagging euro is becoming a competitive tailwind, and manufacturing indicators are expanding at a level we believe is consistent with future earnings upgrades. Interest rates could recover from record lows as the economy improves and the ECB eases its monthly bond purchases, which, combined with potentially improving regulatory conditions, offers prospective upside for European bank shares. Falling loan-loss provisions, which have accounted for most of U.S. bank profit growth since 2009, are another potential catalyst for improving

3. The financials sector comprises banks, capital markets, consumer finance and insurance in the SOI.

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European bank earnings. Finally, we have seen the beginnings of self-help measures at European banks; if they continue to develop tighter cost control and more fee- and commission-based profit streams, longer term earnings expectations look underpriced to us. To this end, we are encouraged to note that earnings momentum in the sector recently turned positive for only the second time in seven years. Even after a significant rally off the bottom in the second half of 2016, select European bank shares remain cheap, in our view, with improving earnings catalysts and scope for additional upside over a long-term investment horizon.

Stock selection also boosted returns in several other traditionally cyclical sectors, such as energy, materials and industrials.4 Among these sectors, materials delivered a major stock contributor, Glencore.5 Shares of the Swiss diversified miner and trader surged as the company aggressively repaired its balance sheet, exceeded earnings targets and benefited from a rebound in depressed commodities prices. After surviving a crisis of confidence last year that sent shares tumbling significantly below their 2011 initial public offering price levels, Glencore has signaled its return to form in recent months by reinstating its annual dividend and announcing a major oil agreement with Russian energy producer Rosneft. We were buying Glencore shares throughout the turmoil, based on our views of the firm’s favorable commodity mix and ability to execute its bold restructuring plan. We also saw value in Glencore’s marketing (also known as commodity trading) division, which many market participants feared was volatile and un-analyzable. Yet, we liked the unit for its solid track record and its countercyclical characteristics across a range of commodity price environments. Our convictions were rewarded toward period-end, with Glencore rallying nearly 400% from its 2015 low, and we recently exited the position. Although we still like Glencore as a business, valuations no longer justify holding the stock, based on our assessment. Industrial commodity miners represent the leading edge of reflationary expectations, and the industry has just experienced a full business cycle of earnings and valuation turnaround in roughly a year, supported by renewed Chinese stimulus that seems to us unlikely to be sustained. More recently in the mining sector, we have begun to selectively add exposure to precious metals producers that, in our assessment, were lowly valued. Since we believe that the best time to buy insurance is when it is not needed, these investments should help moderately diversify the

Top 10 Holdings
2/28/17
Company	% of Total
Sector/Industry, Country	Net Assets
Samsung Electronics Co. Ltd.	2.9%
Technology Hardware, Storage & Peripherals,
South Korea
Oracle Corp.	2.6%
Software, U.S.
Citigroup Inc.	2.4%
Banks, U.S.
Royal Dutch Shell PLC	2.3%
Oil, Gas & Consumable Fuels, U.K.
Amgen Inc.	2.2%
Biotechnology, U.S.
Allergan PLC	2.0%
Pharmaceuticals, U.S.
Teva Pharmaceutical Industries Ltd.	2.0%
Pharmaceuticals, Israel
Deutsche Lufthansa AG	1.9%
Airlines, Germany
JPMorgan Chase & Co.	1.8%
Banks, U.S.
Microsoft Corp.	1.7%
Software, U.S.

Fund’s risk/reward characteristics and potentially provide a meaningful hedge in the event of renewed economic, financial or geopolitical uncertainty.

Among other resources sectors, the Fund’s overweighted energy holdings also rallied as the price of oil doubled from its low in February 2016. We have now seen the most anticipatory parts of the energy sector—namely, the early-cycle oilfield services firms and exploration and production (E&P) companies—outperform the integrated oil producers and the market more broadly. This is particularly the case in North America, one of the world’s higher cost oil producers and the region that has benefited most strongly from the supply cuts by the Organization of the Petroleum Exporting Countries (OPEC), as well as from the election of a U.S. administration expected to have a light environmental regulatory touch. Our current strategy, therefore, involves selectively reducing exposures to some of the earlier cycle energy stocks with fuller valuations and rotating into opportunities among global oil majors we feel are more modestly valued, as well as a few E&P and service providers outside of North America. The net result

4. The energy sector comprises energy equipment and services and oil, gas and consumable fuels in the SOI. The materials sector comprises chemicals, construction materials, and metals and mining in the SOI. The industrials sector comprises aerospace and defense, air freight and logistics, airlines, industrial conglomerates and machinery in the SOI.

5. Not held at period-end.

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is a slightly lower energy allocation in early 2017 than we had during most of 2016, though the broader overweighting remains and is consistent with our expectation for higher oil prices given the vast reductions in industry capital expenditures, a significant decline in the U.S. rig count and OPEC’s recent agreement to curtail a larger-than-expected amount of production.

From the industrials sector, shares of U.S. truck manufacturer Navistar International6 surged during the review period after German carmaker Volkswagen agreed to a strategic alliance and an equity stake. Volkswagen’s vote of confidence, combined with demonstrably better profitability and a strong market position in the healthy medium-duty truck and bus segments, suggests to us that the stock may be finding a bottom, and we remain holders in anticipation of an ongoing recovery.

Our valuation discipline led us to significantly underweight the broadly expensive consumer staples sector, which notably contributed to relative performance as the ongoing recovery in economic expectations negatively impacted overpriced defensive stocks.7 As we have recently noted, the ownership of consumer staples stocks had become the most crowded in the sector’s history and 2016 price-to-earnings ratios relative to the market were expensive and near historical highs. At such extreme price and valuation levels, we argued that assets prized for their perceived “safety” may actually be among the market’s riskiest given their historically high and inverse correlations to interest-rate movements. Such caution proved warranted during the review period as consumer staples sold off alongside other expensive defensive sectors. At less than one-fifth the benchmark’s exposure, our underweighted position notably contributed, and so did stock selection. Although the broader sector finished flat during the period, our select holdings, namely U.K. grocer Tesco and German retailer Metro, delivered respectable absolute gains.

Outside of what we viewed as abundantly cheap cyclical sectors, we have also been finding considerable value in traditionally defensive health care stocks, particularly after their sharp and sustained reversal stemming from election-cycle political rhetoric.8 The sector remained under pressure during much of the review period and was a major detractor from Fund performance. Several of the Fund’s biggest laggards were from the health care sector, such as Israeli generic drug maker Teva Pharmaceutical Industries. Teva’s shares declined after analysts downgraded earnings forecasts amid concerns about the sustainability of key drug sales, as well as delays to product launches and the completion of a major acquisition. Share price declines in the broader generics industry amid concerns of price-gouging at some of Teva’s competitors did not help matters. Yet, our analysis indicates that Teva remains well positioned to grow throughout this transition period. Its acquisition of Allergan’s generics business should bring cost-saving opportunities that could potentially offset any upcoming patent losses, while strong cash generation should allow steady balance-sheet deleveraging. A solid dividend yield and the steady compounding of earnings, in our view, should offer a solid annualized return profile even before considering any upside from increasing valuation multiples. The sector, more broadly, has fallen significantly further than warranted by long-term fundamentals and, in our assessment, has once again become one of the most abundant sources of bargains in the current environment. We believe select firms remain well positioned to reap the rewards of innovation and demographically driven demand, and fundamentals continue to impress us with high returns on equity, strong cash flow and earnings growth and low leverage.

A modest overweighting in the telecommunication services sector also detracted from relative performance, led lower by U.K.-based wireless carrier Vodafone Group.9 Its stock declined toward the end of the review period after company management warned that investments in the competitive and challenging Indian market would likely crimp earnings guidance for fiscal-year 2017 (ended March 31). Yet, challenges in India appeared largely priced into the stock at recent levels, according to our analysis. Although visibility remained low on the ultimate outcome of Vodafone’s businesses in India, it is a market worth fighting for, especially in light of Vodafone’s ongoing discussions to merge its Indian business with the country’s number three player, Idea Cellular, which could increase its customers and help improve its competitive positioning. A larger corporate tie-up with Liberty Global, about which there has been much speculation, could also add value given significant synergies in the two firms’ respective European businesses. More broadly, we believe Vodafone remains a steady dividend stock with single-digit

6. Not part of the index.
7. The consumer staples sector comprises food and staples retailing in the SOI.
8. The health care sector comprises biotechnology, health care equipment and supplies, health care providers and services, life sciences tools and services, and pharmaceuticals in the SOI.
9. The telecommunication services sector comprises diversified telecommunication services and wireless telecommunication services in the SOI.

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cash-flow growth and exciting strategic opportunities in core European markets with improving growth dynamics and more rational competitive structures.

From a regional standpoint, stock selection drove outperformance in all major regions, overcoming an overweighted allocation in Europe and underweighted allocations in North America and Asia. In our assessment, the current opportunity set in global equity markets is disproportionately skewed to international markets, which have underperformed, are relatively undervalued, and appear to us poised to benefit from a number of catalysts, including value’s outperformance, which has historically supported stocks outside of the U.S. We continue to find compelling bargains in the eurozone, which we believe remains in the early stages of an expansionary economic cycle and geared to a continued value recovery given high operating leverage, an undervalued currency and low starting-point valuations. Politics and policy have been major headwinds, but they seem to us excessively discounted given continued broad support for the euro and recent gains by political moderates, as well as the strengthening of the ECB as a credible bond market backstop.

In Asia, we believe China’s economy remains imbalanced and vulnerable to turmoil, though political imperatives and unique safety valves could help maintain stability. We see bottom-up values as concentrated among relatively cheap China H-share companies operating in consumer-oriented growth industries, while we largely avoid the vulnerable and opaque banking sector, state-owned enterprises and the oversupplied industrial complex.10 Elsewhere in the region, we feel Japan and South Korea both remain stockpickers’ markets. South Korea in particular looks attractive to us, trading at a lower price-to-book value compared with Japan’s, while offering a moderately higher average return on equity than Japan. Turning to North America, the U.S. market has priced in a lot of good news in a short period of time. There is no guarantee that a new U.S. presidential administration will be able to successfully engineer the type of reflationary environment that is becoming increasingly discounted by U.S. stocks, and if it does, it won’t happen overnight. Risks associated with untested leadership may not yet be fully appreciated, and the market looks expensive to us based on most major valuation metrics.

It is important to recognize the effect of currency movements on the Fund’s performance. In general, if the value of the U.S. dollar goes up compared with a foreign currency, an investment

Top 10 Countries
2/28/17
% of Total
Net Assets
U.S.	36.4%
U.K.	12.5%
Germany	6.1%
South Korea	6.0%
France	6.0%
Japan	4.7%
China	4.4%
Netherlands	3.6%
Switzerland	2.8%
Sweden	2.3%

traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the six months ended February 28, 2017, the U.S. dollar rose in value relative to most currencies. As a result, the Fund’s performance was negatively affected by the portfolio’s substantial investment in securities with non-U.S. currency exposure.

10. “China H” denotes shares of China-incorporated, Hong Kong Stock Exchange-listed companies with most businesses in China.
See www.franklintempletondatasources.com for additional data provider information.

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Thank you for your continued participation in Templeton Growth Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of February 28, 2017, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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TEMPLETON GROWTH FUND, INC.

Performance Summary as of February 28, 2017

The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 2/28/171

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 5.75% and the minimum is 0%. Class A: 5.75% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

	Cumulative	Average Annual
Share Class	Total Return[2]	Total Return[3]
A
6-Month	+9.61%	+3.32%
1-Year	+25.00%	+17.82%
5-Year	+47.91%	+6.87%
10-Year	+25.95%	+1.73%
Advisor
6-Month	+9.73%	+9.73%
1-Year	+25.34%	+25.34%
5-Year	+49.83%	+8.42%
10-Year	+29.18%	+2.59%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 11 for Performance Summary footnotes.

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PERFORMANCE SUMMARY

Distributions (9/1/16–2/28/17)
Net Investment
Share Class	Income
A	$0.3380
C	$0.1646
R	$0.2775
R6	$0.4235
Advisor	$0.3985

Total Annual Operating Expenses[4]
Share Class
A	1.07%
Advisor	0.82%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments; investments in emerging markets involve heightened risks related to the same factors. In addition, smaller company stocks have historically experienced more price volatility than larger company stocks, especially over the short term. To the extent the Fund focuses on particular countries, regions, industries, sectors or types of investment from time to time, it may be subject to greater risks of adverse developments in such areas of focus than a fund that invests in a wider variety of countries, regions, industries, sectors or investments. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. The Fund has a fee waiver associated with any investment it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through 12/31/17. Fund investment results reflect the fee waiver; without this waiver, the results would have been lower.
2. Cumulative total return represents the change in value of an investment over the periods indicated.
3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, ifany,hasnotbeen annualized.
4. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

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TEMPLETON GROWTH FUND, INC.

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

			Actual	Hypothetical
		(actual return after expenses)		(5% annual return before expenses)
			Expenses		Expenses	Net
	Beginning	Ending	Paid During	Ending	Paid During	Annualized
Share	Account	Account	Period	Account	Period	Expense
Class	Value 9/1/16	Value 2/28/17	9/1/16–2/28/17[1,2]	Value 2/28/17	9/1/16–2/28/17[1,2]	Ratio[2]
A	$1,000	$1,096.10	$5.51	$1,019.54	$5.31	1.06%
C	$1,000	$1,092.10	$9.39	$1,015.82	$9.05	1.81%
R	$1,000	$1,094.70	$6.80	$1,018.30	$6.56	1.31%
R6	$1,000	$1,098.20	$3.64	$1,021.32	$3.51	0.70%
Advisor	$1,000	$1,097.30	$4.21	$1,020.78	$4.06	0.81%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above–in the far right column–multiplied by the simple average account value over the period indicated, and then multiplied by 181/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses.

12 Semiannual Report

franklintempleton.com

TEMPLETON GROWTH FUND, INC.

Financial Highlights
Templeton Growth Fund, Inc.
	Six Months Ended
	February 28, 2017		Year Ended August 31,
	(unaudited)	2016	2015	2014	2013	2012
Class A
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$22.67	$22.60	$26.05	$22.13	$18.04	$17.05
Income from investment operations[a]:
Net investment income[b]	0.12	0.35	0.42	0.55 [c]	0.30	0.35
Net realized and unrealized gains (losses)	2.05	0.08	(3.20)	3.68	4.15	1.01
Total from investment operations	2.17	0.43	(2.78)	4.23	4.45	1.36
Less distributions from net investment income .	(0.34)	(0.36)	(0.67)	(0.31)	(0.36)	(0.37)
Net asset value, end of period	$24.50	$22.67	$22.60	$26.05	$22.13	$18.04

Total return[d]	9.61%	1.97%	(10.76)%	19.22%	25.00%	8.17%

Ratios to average net assets[e]
Expenses.	1.06%[f,g]	1.07%[f,g]	1.05%[f]	1.03%	1.07%[g]	1.11%[g]
Net investment income	1.00%	1.60%	1.74%	2.18%[c]	1.47%	2.03%

Supplemental data
Net assets, end of period (000’s)	$10,720,773	$10,524,247	$11,506,800	$14,138,298	$12,970,707	$11,582,174
Portfolio turnover rate	13.31%	23.05%	18.47%	17.17%	12.46%	13.47%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.19 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.43%.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.
fBenefit of waiver and payments by affiliates rounds to less than 0.01%.
gBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Semiannual Report 13

TEMPLETON GROWTH FUND, INC.
FINANCIAL HIGHLIGHTS

Templeton Growth Fund, Inc. (continued)
	Six Months Ended
	February 28, 2017		Year Ended August 31,
	(unaudited)	2016	2015	2014	2013	2012
Class C
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$22.04	$21.96	$25.32	$21.53	$17.56	$16.58
Income from investment operations[a]:
Net investment income[b]	0.03	0.18	0.23	0.35 [c]	0.14	0.21
Net realized and unrealized gains (losses)	1.99	0.08	(3.11)	3.58	4.05	0.99
Total from investment operations	2.02	0.26	(2.88)	3.93	4.19	1.20
Less distributions from net investment income .	(0.16)	(0.18)	(0.48)	(0.14)	(0.22)	(0.22)
Net asset value, end of period	$23.90	$22.04	$21.96	$25.32	$21.53	$17.56

Total return[d]	9.21%	1.20%	(11.44)%	18.30%	24.07%	7.39%

Ratios to average net assets[e]
Expenses.	1.81%[f,g]	1.82%[f,g]	1.80%[f]	1.78%	1.82%[g]	1.86%[g]
Net investment income	0.25%	0.85%	0.99%	1.43%[c]	0.72%	1.28%

Supplemental data
Net assets, end of period (000’s)	$636,470	$634,175	$724,843	$900,525	$800,312	$722,614
Portfolio turnover rate	13.31%	23.05%	18.47%	17.17%	12.46%	13.47%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.19 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.68%.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.
fBenefit of waiver and payments by affiliates rounds to less than 0.01%.
gBenefit of expense reduction rounds to less than 0.01%.

14 Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

			TEMPLETON GROWTH FUND, INC.
				FINANCIAL HIGHLIGHTS

Templeton Growth Fund, Inc. (continued)
	Six Months Ended
	February 28, 2017		Year Ended August 31,
	(unaudited)	2016	2015	2014	2013	2012
Class R
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$22.45	$22.37	$25.78	$21.91	$17.86	$16.88
Income from investment operations[a]:
Net investment income[b]	0.09	0.29	0.36	0.48 [c]	0.25	0.30
Net realized and unrealized gains (losses)	2.03	0.08	(3.17)	3.64	4.12	1.00
Total from investment operations	2.12	0.37	(2.81)	4.12	4.37	1.30
Less distributions from net investment income .	(0.28)	(0.29)	(0.60)	(0.25)	(0.32)	(0.32)
Net asset value, end of period	$24.29	$22.45	$22.37	$25.78	$21.91	$17.86

Total return[d]	9.47%	1.72%	(10.97)%	18.88%	24.72%	7.87%

Ratios to average net assets[e]
Expenses.	1.31%[f,g]	1.32%[f,g]	1.30%[f]	1.28%	1.32%[g]	1.36%[g]
Net investment income	0.75%	1.35%	1.49%	1.93%[c]	1.22%	1.78%

Supplemental data
Net assets, end of period (000’s)	$101,476	$104,180	$119,665	$155,334	$146,530	$136,909
Portfolio turnover rate	13.31%	23.05%	18.47%	17.17%	12.46%	13.47%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.19 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.18%.
dTotal return is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.
fBenefit of waiver and payments by affiliates rounds to less than 0.01%.
gBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Semiannual Report 15

TEMPLETON GROWTH FUND, INC.
FINANCIAL HIGHLIGHTS

Templeton Growth Fund, Inc. (continued)
	Six Months Ended
	February 28, 2017		Year Ended August 31,
	(unaudited)	2016	2015	2014	2013 [a]
Class R6
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$22.69	$22.63	$26.08	$22.16	$21.34
Income from investment operations[b]:
Net investment income[c]	0.16	0.43	0.51	0.63 [d]	0.17
Net realized and unrealized gains (losses)	2.05	0.08	(3.20)	3.68	0.65
Total from investment operations.	2.21	0.51	(2.69)	4.31	0.82
Less distributions from net investment income	(0.42)	(0.45)	(0.76)	(0.39)	—
Net asset value, end of period.	$24.48	$22.69	$22.63	$26.08	$22.16

Total return[e]	9.82%	2.34%	(10.41)%	19.60%	3.84%

Ratios to average net assets[f]
Expenses	0.70%[g,h]	0.70%[g,h]	0.70%[g]	0.69%	0.71%[h]
Net investment income.	1.36%	1.97%	2.09%	2.52%[d]	1.83%

Supplemental data
Net assets, end of period (000’s)	$1,876,456	$1,859,796	$1,977,253	$2,363,855	$2,042,413
Portfolio turnover rate	13.31%	23.05%	18.47%	17.17%	12.46%

aFor the period May 1, 2013 (effective date) to August 31, 2013.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dNet investment income per share includes approximately $0.19 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.77%.
eTotal return is not annualized for periods less than one year.
fRatios are annualized for periods less than one year.
gBenefit of waiver and payments by affiliates rounds to less than 0.01%.
hBenefit of expense reduction rounds to less than 0.01%.

16 Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

			TEMPLETON GROWTH FUND, INC.
				FINANCIAL HIGHLIGHTS

Templeton Growth Fund, Inc. (continued)
	Six Months Ended
	February 28, 2017		Year Ended August 31,
	(unaudited)	2016	2015	2014	2013	2012
Advisor Class
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$22.73	$22.66	$26.13	$22.15	$18.06	$17.07
Income from investment operations[a]:
Net investment income[b]	0.15	0.40	0.49	0.59 [c]	0.31	0.38
Net realized and unrealized gains (losses)	2.05	0.09	(3.22)	3.71	4.19	1.02
Total from investment operations	2.20	0.49	(2.73)	4.30	4.50	1.40
Less distributions from net investment income .	(0.40)	(0.42)	(0.74)	(0.32)	(0.41)	(0.41)
Net asset value, end of period	$24.53	$22.73	$22.66	$26.13	$22.15	$18.06

Total return[d]	9.73%	2.25%	(10.54)%	19.55%	25.28%	8.47%

Ratios to average net assets[e]
Expenses.	0.81%[f,g]	0.82%[f,g]	0.80%[f]	0.78%	0.82%[g]	0.86%[g]
Net investment income	1.25%	1.85%	1.99%	2.43%[c]	1.72%	2.28%

Supplemental data
Net assets, end of period (000’s)	$457,485	$388,677	$396,094	$429,080	$425,222	$2,355,806
Portfolio turnover rate	13.31%	23.05%	18.47%	17.17%	12.46%	13.47%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.19 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.68%.
dTotal return is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.
fBenefit of waiver and payments by affiliates rounds to less than 0.01%.
gBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Semiannual Report 17

TEMPLETON GROWTH FUND, INC.

Statement of Investments, February 28, 2017 (unaudited)
	Industry	Shares	Value

Common Stocks 95.9%
Canada 1.1%
Barrick Gold Corp	Metals & Mining	3,576,940	$66,459,545
Silver Wheaton Corp	Metals & Mining	4,357,400	84,692,666
			151,152,211
China 4.4%
[a] Baidu Inc., ADR.	Internet Software & Services	777,440	135,375,627
China Life Insurance Co. Ltd., H	Insurance	59,196,000	180,341,932
China Mobile Ltd	Wireless Telecommunication Services	6,253,500	68,955,693
[b] China Telecom Corp. Ltd., ADR	Diversified Telecommunication Services	735,230	34,673,447
China Telecom Corp. Ltd., H	Diversified Telecommunication Services	123,100,000	57,879,414
Kunlun Energy Co. Ltd	Oil, Gas & Consumable Fuels	154,862,700	134,655,411
			611,881,524
France 6.0%
AXA SA	Insurance	5,261,001	123,969,627
BNP Paribas SA	Banks	2,816,710	164,307,286
Cie Generale des Etablissements Michelin, B	Auto Components	983,269	110,334,089
Credit Agricole SA	Banks	13,093,640	157,870,658
Sanofi	Pharmaceuticals	1,990,997	171,335,783
Total SA, B	Oil, Gas & Consumable Fuels	2,028,544	100,988,229
			828,805,672
Germany 6.1%
Deutsche Lufthansa AG	Airlines	17,570,551	257,119,050
[a] innogy SE.	Multi-Utilities	4,053,200	145,386,615
Merck KGaA	Pharmaceuticals	1,255,504	137,029,486
Metro AG	Food & Staples Retailing	4,166,526	129,017,707
Siemens AG	Industrial Conglomerates	1,307,389	169,875,164
			838,428,022
Hong Kong 0.0%†
Value Partners Group Ltd	Capital Markets	6,147,000	6,215,930
India 0.7%
Hero Motocorp Ltd	Automobiles	2,089,348	98,262,764
Ireland 0.9%
CRH PLC	Construction Materials	3,596,545	121,262,388
Israel 2.0%
Teva Pharmaceutical Industries Ltd., ADR	Pharmaceuticals	7,782,837	272,554,952
Italy 1.5%
Eni SpA	Oil, Gas & Consumable Fuels	13,163,395	202,237,284
Japan 4.7%
Konica Minolta Inc	Technology Hardware, Storage & Peripherals	6,981,200	67,119,176
Nissan Motor Co. Ltd	Automobiles	16,659,500	163,570,571
Panasonic Corp	Household Durables	13,255,100	145,088,892
Ryohin Keikaku Co. Ltd	Multiline Retail	189,900	40,038,395
SoftBank Group Corp	Wireless Telecommunication Services	3,084,400	228,964,915
			644,781,949
Netherlands 3.6%
Aegon NV.	Insurance	27,325,657	145,086,820
Akzo Nobel NV	Chemicals	2,137,090	143,160,043
ING Groep NV	Banks	9,623,951	132,533,074
QIAGEN NV	Life Sciences Tools & Services	2,830,848	80,574,111
			501,354,048

18 Semiannual Report

franklintempleton.com

TEMPLETON GROWTH FUND, INC.
STATEMENT OF INVESTMENTS (UNAUDITED)

	Industry	Shares	Value

Common Stocks (continued)
Portugal 1.1%
Galp Energia SGPS SA, B	Oil, Gas & Consumable Fuels	10,043,160	$147,604,406
Russia 0.9%
MMC Norilsk Nickel PJSC, ADR	Metals & Mining	8,277,611	132,069,284
Singapore 2.1%
DBS Group Holdings Ltd	Banks	8,010,734	106,943,013
Singapore Telecommunications Ltd	Diversified Telecommunication Services	63,742,600	179,006,304
			285,949,317
South Korea 6.0%
Hyundai Motor Co	Automobiles	1,688,779	222,659,471
KB Financial Group Inc	Banks	4,960,243	205,164,849
Samsung Electronics Co. Ltd	Technology Hardware, Storage & Peripherals	238,000	403,420,070
			831,244,390
Spain 0.7%
Telefonica SA	Diversified Telecommunication Services	10,000,787	102,104,099
Sweden 2.3%
Ericsson, B	Communications Equipment	27,684,620	179,966,188
Getinge AB, B	Health Care Equipment & Supplies	7,932,270	134,462,362
			314,428,550
Switzerland 2.8%
Credit Suisse Group AG	Capital Markets	8,894,045	134,001,076
Roche Holding AG	Pharmaceuticals	776,328	188,918,961
UBS Group AG	Capital Markets	4,479,410	68,914,000
			391,834,037
Thailand 0.6%
Bangkok Bank PCL, fgn	Banks	6,552,400	36,224,955
Bangkok Bank PCL, NVDR	Banks	8,099,000	41,179,390
			77,404,345
Turkey 0.7%
[a] Turkcell Iletisim Hizmetleri AS, ADR	Wireless Telecommunication Services	11,727,372	96,750,819
United Kingdom 12.5%
Aberdeen Asset Management PLC	Capital Markets	2,856,000	9,789,318
BAE Systems PLC	Aerospace & Defense	21,838,189	170,551,780
Barclays PLC	Banks	56,873,770	159,690,585
BP PLC	Oil, Gas & Consumable Fuels	38,118,280	214,317,461
HSBC Holdings PLC	Banks	22,392,940	180,286,972
Kingfisher PLC	Specialty Retail	23,949,234	97,735,095
Man Group PLC	Capital Markets	5,711,603	10,365,689
Royal Dutch Shell PLC, B	Oil, Gas & Consumable Fuels	11,913,327	320,990,216
Sky PLC	Media	14,718,537	182,002,199
[a] Standard Chartered PLC	Banks	25,427,456	227,708,759
[a] Tesco PLC	Food & Staples Retailing	27,043,025	63,159,001
Vodafone Group PLC	Wireless Telecommunication Services	32,708,391	81,864,306
			1,718,461,381
United States 35.2%
Allergan PLC.	Pharmaceuticals	1,113,979	272,724,339
[a] Alphabet Inc., A.	Internet Software & Services	239,370	202,250,894
American International Group Inc	Insurance	3,477,090	222,255,593
AmerisourceBergen Corp	Health Care Providers & Services	891,440	81,575,674
Amgen Inc	Biotechnology	1,752,960	309,450,029
Apache Corp	Oil, Gas & Consumable Fuels	2,184,840	114,900,736

franklintempleton.com

Semiannual Report 19

TEMPLETON GROWTH FUND, INC.
STATEMENT OF INVESTMENTS (UNAUDITED)

	Industry	Shares	Value

Common Stocks (continued)
United States (continued)
Apple Inc	Technology Hardware, Storage & Peripherals	1,620,480	$221,989,555
Capital One Financial Corp	Consumer Finance	1,852,850	173,908,501
Cardinal Health Inc	Health Care Providers & Services	947,780	77,120,859
[a] Celgene Corp	Biotechnology	322,940	39,886,319
Cisco Systems Inc	Communications Equipment	5,270,240	180,136,803
Citigroup Inc	Banks	5,483,220	327,951,388
Comcast Corp., A	Media	5,896,420	220,644,037
ConocoPhillips	Oil, Gas & Consumable Fuels	2,749,020	130,770,881
Eli Lilly & Co	Pharmaceuticals	1,911,840	158,319,470
[a] First Solar Inc	Semiconductors & Semiconductor Equipment	2,653,090	96,015,327
Gilead Sciences Inc	Biotechnology	2,820,100	198,760,648
Halliburton Co	Energy Equipment & Services	2,156,750	115,299,855
Hewlett Packard Enterprise Co	Technology Hardware, Storage & Peripherals	3,584,220	81,791,900
JPMorgan Chase & Co	Banks	2,780,780	251,994,284
Medtronic PLC	Health Care Equipment & Supplies	1,119,710	90,595,736
Microsoft Corp	Software	3,592,770	229,865,425
[a,c] Navistar International Corp	Machinery	5,754,190	155,535,756
[a] NetScout Systems Inc	Communications Equipment	850,920	31,441,494
Oracle Corp	Software	8,513,360	362,584,003
SunTrust Banks Inc	Banks	3,346,020	199,054,729
Tiffany & Co	Specialty Retail	899,780	82,662,789
Twenty-First Century Fox Inc., A	Media	5,194,760	155,427,219
United Parcel Service Inc., B.	Air Freight & Logistics	678,440	71,751,814
			4,856,666,057
Total Common Stocks
(Cost $11,130,670,973)			13,231,453,429

		Principal
		Amount

Corporate Bonds (Cost $139,419,279)
1.2%
United States 1.2%
[d] Chesapeake Energy Corp., secured note, second lien,
144A, 8.00%, 12/15/22	Oil, Gas & Consumable Fuels	$148,571,000	157,670,974
Total Investments before Short Term
Investments (Cost $11,270,090,252)			13,389,124,403

Short Term Investments 2.8%
Time Deposits 2.8%
United States 2.8%
Bank of Montreal, 0.55%, 3/01/17		$34,000,000	34,000,000
National Australia Bank Ltd, 0.54%, 3/01/17		318,000,000	318,000,000
Royal Bank of Canada, 0.55%, 3/01/17		35,100,000	35,100,000
Total Time Deposits (Cost $387,100,000)			387,100,000

20 Semiannual Report

franklintempleton.com

TEMPLETON GROWTH FUND, INC.
STATEMENT OF INVESTMENTS (UNAUDITED)

	Shares	Value
[e] Investments from Cash Collateral
Received for Loaned Securities (Cost
$382,200) 0.0%†
Money Market Funds 0.0%†
United States 0.0%†
[f,g] Institutional Fiduciary Trust Money Market Portfolio,
0.17%	382,200	$382,200
Total Investments (Cost $11,657,572,452)
99.9%		13,776,606,603
Other Assets, less Liabilities 0.1%.		16,053,409
Net Assets 100.0%		$13,792,660,012

See Abbreviations on page 34.

†Rounds to less than 0.1% of net assets.
aNon-income producing.
bA portion or all of the security is on loan at February 28, 2017. See Note 1(c).
cSee Note 8 regarding holdings of 5% voting securities.
dSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. This security has been deemed liquid under guidelines approved by the Fund’s Board of Directors.
eSee Note 6 regarding securities on loan.
fSee Note 3(f) regarding investments in affiliated management investment companies.
gThe rate shown is the annualized seven-day yield at period end.

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Semiannual Report 21

TEMPLETON GROWTH FUND, INC.

Financial Statements

Statement of Assets and Liabilities
February 28, 2017 (unaudited)

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$11,477,495,072
Cost - Non-controlled affiliates (Note 3f and 8)	180,077,380
Total cost of investments	$11,657,572,452
Value - Unaffiliated issuers	$13,620,688,647
Value - Non-controlled affiliates (Note 3f and 8)	155,917,956
Total value of investments (includes securities loaned in the amount of $367,848)	13,776,606,603
Cash	125,770
Receivables:
Investment securities sold	12,154,728
Capital shares sold	2,793,684
Dividends and interest	49,934,674
European Union tax reclaims	14,073,684
Other assets	13,758
Total assets	13,855,702,901
Liabilities:
Payables:
Investment securities purchased	33,845,860
Capital shares redeemed	16,288,878
Management fees	7,206,141
Distribution fees	2,593,491
Transfer agent fees	2,044,666
Payable upon return of securities loaned	382,200
Accrued expenses and other liabilities	681,653
Total liabilities	63,042,889
Net assets, at value	$13,792,660,012
Net assets consist of:
Paid-in capital	$12,637,438,304
Undistributed net investment income	48,305,896
Net unrealized appreciation (depreciation)	2,118,004,733
Accumulated net realized gain (loss)	(1,011,088,921)
Net assets, at value	$13,792,660,012

22 Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

TEMPLETON GROWTH FUND, INC.
FINANCIAL STATEMENTS

Statement of Assets and Liabilities (continued)
February 28, 2017 (unaudited)

Class A:
Net assets, at value	$10,720,773,429
Shares outstanding	437,560,655
Net asset value per share[a]	$24.50
Maximum offering price per share (net asset value per share ÷ 94.25%)	$25.99
Class C:
Net assets, at value	$636,469,549
Shares outstanding	26,631,815
Net asset value and maximum offering price per share[a]	$23.90
Class R:
Net assets, at value	$101,476,245
Shares outstanding	4,178,287
Net asset value and maximum offering price per share	$24.29
Class R6:
Net assets, at value	$1,876,455,540
Shares outstanding	76,649,219
Net asset value and maximum offering price per share	$24.48
Advisor Class:
Net assets, at value	$457,485,249
Shares outstanding	18,651,500
Net asset value and maximum offering price per share	$24.53

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Semiannual Report 23

TEMPLETON GROWTH FUND, INC.
FINANCIAL STATEMENTS

Statement of Operations
for the six months ended February 28, 2017 (unaudited)

Investment income:
Dividends (net of foreign taxes of $8,804,460)	$130,609,819
Interest	7,540,182
Income from securities loaned (net of fees and rebates)	605,847
Total investment income.	138,755,848
Expenses:
Management fees (Note 3a)	45,838,189
Distribution fees: (Note 3c)
Class A	13,101,993
Class C	3,125,073
Class R	252,972
Transfer agent fees: (Note 3e)
Class A	5,884,662
Class C	350,915
Class R	57,223
Class R6	251
Advisor Class	231,787
Custodian fees (Note 4)	509,489
Reports to shareholders	448,358
Registration and filing fees	81,003
Professional fees	108,766
Directors’ fees and expenses	132,401
Other.	134,331
Total expenses	70,257,413
Expense reductions (Note 4)	(659)
Expenses waived/paid by affiliates (Note 3f)	(50,100)
Net expenses	70,206,654
Net investment income	68,549,194
Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	(70,285,561)
Foreign currency transactions	(958,281)
Net realized gain (loss)	(71,243,842)
Net change in unrealized appreciation (depreciation) on:
Investments	1,251,581,170
Translation of other assets and liabilities
denominated in foreign currencies	(711,082)
Change in deferred taxes on unrealized appreciation.	1,675,247
Net change in unrealized appreciation (depreciation)	1,252,545,335
Net realized and unrealized gain (loss)	1,181,301,493
Net increase (decrease) in net assets resulting from operations	$1,249,850,687

24 Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

	TEMPLETON GROWTH FUND, INC.
	FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Six Months Ended
	February 28, 2017	Year Ended
	(unaudited)	August 31, 2016
Increase (decrease) in net assets:
Operations:
Net investment income	$68,549,194	$221,667,112
Net realized gain (loss)	(71,243,842)	265,824,478
Net change in unrealized appreciation (depreciation)	1,252,545,335	(261,085,450)
Net increase (decrease) in net assets resulting from operations	1,249,850,687	226,406,140
Distributions to shareholders from:
Net investment income:
Class A	(150,590,540)	(178,225,349)
Class C	(4,486,436)	(5,636,967)
Class R	(1,204,674)	(1,490,495)
Class R6	(33,129,446)	(37,888,086)
Advisor Class	(7,018,978)	(7,192,607)
Total distributions to shareholders	(196,430,074)	(230,433,504)
Capital share transactions: (Note 2)
Class A	(625,109,640)	(974,264,403)
Class C	(48,694,790)	(89,398,653)
Class R	(10,785,539)	(15,226,855)
Class R6	(124,023,124)	(122,530,282)
Advisor Class	36,777,617	(8,132,374)
Total capital share transactions	(771,835,476)	(1,209,552,567)
Net increase (decrease) in net assets	281,585,137	(1,213,579,931)
Net assets:
Beginning of period	13,511,074,875	14,724,654,806
End of period	$13,792,660,012	$13,511,074,875
Undistributed net investment income included in net assets:
End of period	$48,305,896	$176,186,776

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Semiannual Report 25

TEMPLETON GROWTH FUND, INC.

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Templeton Growth Fund, Inc. (Fund) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). The Fund offers five classes of shares: Class A, Class C, Class R, Class R6, and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees primarily due to differing arrangements for distribution and transfer agent fees.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share as of 4 p.m. Eastern time each day the New York Stock Exchange (NYSE) is open for trading. Under compliance policies and procedures approved by the Fund’s Board of Directors (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The VC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the date that the values of the foreign debt securities are determined.

Investments in open-end mutual funds are valued at the closing NAV. Time deposits are valued at cost, which approximates fair value.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VC employs various methods for calibrating these

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TEMPLETON GROWTH FUND, INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Fund’s business day. Occasionally, events occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Fund’s NAV is not calculated, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Securities Lending

The Fund participates in an agency based securities lending program to earn additional income. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the fair value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the fair value of loaned securities, as determined at the close of Fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is deposited into a joint cash account with other funds and is used to invest in a money market fund managed by Franklin Advisers, Inc., an affiliate of the Fund. The Fund may receive income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. Income from securities loaned is reported separately in the Statement of Operations. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. If the borrower defaults on its obligation to return the securities loaned, the Fund has the right to repurchase the securities in the open market using the collateral received. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower.

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Semiannual Report 27

TEMPLETON GROWTH FUND, INC.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. Organization and Significant Accounting

Policies (continued)

d. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date. As a result of several court cases, in certain countries across the European Union, the Fund filed additional tax reclaims for previously withheld taxes on dividends earned in those countries (EU reclaims). These additional filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the European Union, as well as a number of related judicial proceedings. Income recognized, if any, for EU reclaims is reflected as other income in the Statement of Operations and any related receivable, if any, is reflected as European Union tax reclaims in the Statement of Assets and Liabilities. When uncertainty exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these EU reclaims, and the potential timing of payment, no amounts are reflected in the financial statements. For U.S. income tax purposes, EU reclaims received by the Fund, if any, reduce the amounts of foreign taxes Fund shareholders can use as tax credits in their individual income tax returns.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of February 28, 2017, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitation.

e. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

f. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

g. Guarantees and Indemnifications

Under the Fund’s organizational documents, its officers and directors are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under

28 Semiannual Report

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TEMPLETON GROWTH FUND, INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

2. Capital Stock

At February 28, 2017, there were 2.4 billion shares authorized ($0.01 par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended		Year Ended
	February 28, 2017		August 31, 2016
	Shares	Amount	Shares	Amount
Class A Shares:
Shares sold	8,950,533	$209,795,878	22,137,468	$480,349,859
Shares issued in reinvestment of distributions.	5,266,745	124,927,196	6,927,026	149,485,211
Shares redeemed	(40,845,521)	(959,832,714)	(74,044,880)	(1,604,099,473)
Net increase (decrease)	(26,628,243)	$(625,109,640)	(44,980,386)	$(974,264,403)
Class C Shares:
Shares sold	826,874	$18,986,892	1,705,320	$36,119,623
Shares issued in reinvestment of distributions.	178,645	4,141,000	245,296	5,175,750
Shares redeemed	(3,146,630)	(71,822,682)	(6,184,175)	(130,694,026)
Net increase (decrease)	(2,141,111)	$(48,694,790)	(4,233,559)	$(89,398,653)
Class R Shares:
Shares sold	181,091	$4,202,259	499,673	$10,687,424
Shares issued in reinvestment of distributions.	50,146	1,179,928	68,455	1,465,620
Shares redeemed	(694,178)	(16,167,726)	(1,277,049)	(27,379,899)
Net increase (decrease)	(462,941)	$(10,785,539)	(708,921)	$(15,226,855)
Class R6 Shares:
Shares sold	633,612	$15,239,306	916,976	$20,179,772
Shares issued in reinvestment of distributions.	1,358,201	32,175,780	1,708,024	36,807,915
Shares redeemed	(7,293,448)	(171,438,210)	(8,056,592)	(179,517,969)
Net increase (decrease)	(5,301,635)	$(124,023,124)	(5,431,592)	$(122,530,282)
Advisor Class Shares:
Shares sold	5,049,486	$118,557,292	3,207,873	$70,575,602
Shares issued in reinvestment of distributions.	270,582	6,423,619	301,650	6,515,645
Shares redeemed	(3,771,317)	(88,203,294)	(3,887,702)	(85,223,621)
Net increase (decrease)	1,548,751	$36,777,617	(378,179)	$(8,132,374)

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and directors of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Templeton Global Advisors Limited (TGAL)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

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Semiannual Report 29

TEMPLETON GROWTH FUND, INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

3.	Transactions with Affiliates (continued)
a.	Management Fees

The Fund pays an investment management fee to TGAL based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.780%	Up to and including $200 million
0.765%	Over $200 million, up to and including $700 million
0.730%	Over $700 million, up to and including $1 billion
0.715%	Over $1 billion, up to and including $1.2 billion
0.690%	Over $1.2 billion, up to and including $5 billion
0.675%	Over $5 billion, up to and including $10 billion
0.655%	Over $10 billion, up to and including $15 billion
0.635%	Over $15 billion, up to and including $20 billion
0.615%	Over $20 billion, up to and including $25 billion
0.605%	Over $25 billion, up to and including $30 billion
0.595%	Over $30 billion, up to and including $35 billion
0.585%	Over $35 billion, up to and including $40 billion
0.575%	Over $40 billion, up to and including $45 billion
0.565%	In excess of $45 billion

For the period ended February 28, 2017, the annualized effective investment management fee rate was 0.681% of the Fund’s average daily net assets.

b. Administrative Fees

Under an agreement with TGAL, FT Services provides administrative services to the Fund. The fee is paid by TGAL based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class R6 and Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.25%
Class C	1.00%
Class R	0.50%

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TEMPLETON GROWTH FUND, INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the period:

Sales charges retained net of commissions paid to
unaffiliated brokers/dealers	$259,780
CDSC retained	$15,389

e. Transfer Agent Fees

Each class of shares, except for Class R6, pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations and reimburses Investor Services for out of pocket expenses incurred, including shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the period ended February 28, 2017, the Fund paid transfer agent fees of $6,524,838 of which $3,678,138 was retained by Investor Services.

f. Investments in Affiliated Management Investment Companies

The Fund invests in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment companies, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. During the period ended February 28, 2017, the Fund held investments in affiliated management investment companies as follows:

% of
Affiliated
	Number of			Number of				Fund Shares
	Shares Held			Shares	Value			Outstanding
	at Beginning	Gross	Gross	Held at End	at End	Investment	Realized	Held at End
	of Period	Additions	Reductions	of Period	of Period	Income	Gain (Loss)	of Period

Non-Controlled Affiliates
Institutional Fiduciary Trust Money Market
Portfolio,0.17%	51,564,862	614,430,158	665,612,820	382,200	$382,200	$–	$–	–[a]

[a]Rounds to less than 0.1%.

g. Waiver and Expense Reimbursements

Investor Services has contractually agreed in advance to waive or limit its fees so that the Class R6 transfer agent fees do not exceed 0.01% until December 31, 2017. There were no Class R6 transfer agent fees waived during the period ended February 28, 2017.

h. Other Affiliated Transactions

At February 28, 2017, one or more of the funds in Franklin Fund Allocator Series owned 13.2% of the Fund’s outstanding shares.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended February 28, 2017, the custodian fees were reduced as noted in the Statement of Operations.

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Semiannual Report 31

TEMPLETON GROWTH FUND, INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

5. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains. Capital loss carryforwards with no expiration, if any, must be fully utilized before those losses with expiration dates.

At August 31, 2016, the Fund had capital loss carryforwards of $980,592,042 expiring in 2018.

At February 28, 2017, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$11,616,825,492

Unrealized appreciation	$3,050,510,597
Unrealized depreciation	(890,729,486)
Net unrealized appreciation (depreciation)	$2,159,781,111

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatment of corporate actions and wash sales.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the period ended February 28, 2017, aggregated $1,736,631,863 and $2,766,274,620, respectively.

At February 28, 2017, in connection with securities lending transactions, the Fund loaned equity investments and received $382,200 of cash collateral. The gross amount of recognized liability for such transactions is included in payable upon return of securities loaned in the Statement of Assets and Liabilities. The agreements can be terminated at any time.

7. Concentration of Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

8. Holdings of 5% Voting Securities of Portfolio Companies

The 1940 Act defines "affiliated companies" to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. During the period ended February 28, 2017, the Fund held investments in “affiliated companies” as follows:

	Number of			Number of
	Shares Held			Shares	Value at		Realized
	at Beginning	Gross	Gross	Held at End	End of	Investment	Gain
Name of Issuer	of Period	Additions	Reductions	of Period	Period	Income	(Loss)

Non-Controlled Affiliates
Navistar International Corp.(Value is
1.1% of Net Assets)	5,754,190	—	—	5,754,190	$155,535,756	$—	$—

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TEMPLETON GROWTH FUND, INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

9. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 9, 2018. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the period ended February 28, 2017, the Fund did not use the Global Credit Facility.

10. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical financial instruments
  Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of February 28, 2017, in valuing the Fund’s assets carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Equity Investments[a]	$13,231,453,429	$—	$—	$13,231,453,429
Corporate Bonds	—	157,670,974	—	157,670,974
Short Term Investments	382,200	387,100,000	—	387,482,200
Total Investments in Securities	$13,231,835,629	$544,770,974	$—	$13,776,606,603

[a]For detailed categories, see the accompanying Statement of Investments.

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Semiannual Report 33

TEMPLETON GROWTH FUND, INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

11. Investment Company Reporting Modernization

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, final rules) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Fund’s financial statements and related disclosures.

12. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Abbreviations

Selected Portfolio

ADR American Depositary Receipt

34 Semiannual Report

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TEMPLETON GROWTH FUND, INC.

Shareholder Information

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

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Semiannual Report 35

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Semiannual Report and Shareholder Letter
Templeton Growth Fund, Inc.

Investment Manager
Templeton Global Advisors Limited

Distributor
Franklin Templeton Distributors, Inc.
(800) DIAL BEN® / 342-5236
franklintempleton.com

Shareholder Services
(800) 632-2301

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

© 2017 Franklin Templeton Investments. All rights reserved.	101 S 04/17

Item 2. Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is David W. Niemiec and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4. Principal Accountant Fees and Services.       N/A

Item 5. Audit Committee of Listed Registrants.  N/A

Item 6. Schedule of Investments.  N/A

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.  N/A

Item 8. Portfolio Managers of Closed-End Management Investment Companies.  N/A

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.  N/A

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Directors that would require disclosure herein.

Item 11. Controls and Procedures.

(a) Evaluation of Disclosure Controls and Procedures.  The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission.  Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure.  The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures.  Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b) Changes in Internal Controls.  There have been no changes in the Registrant’s internal controls or in other factors that could materially affect the internal controls over financial reporting subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12. Exhibits.

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Mark H. Otani, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Mark H. Otani, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TEMPLETON GROWTH FUND, INC.

By /s/ LAURA F. FERGERSON

      Laura F. Fergerson

      Chief Executive Officer - Finance and Administration

Date  April 26, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ LAURA F. FERGERSON

      Laura F. Fergerson

      Chief Executive Officer - Finance and Administration

Date  April 26, 2017

By /s/ MARK H. OTANI

      Mark H. Otani

      Chief Financial Officer and Chief Accounting Officer

Date  April 26, 2017